EATON VANCE GREATER INDIA FUND Supplement to Prospectus dated July 7, 2006

The following replaces the third paragraph under "Management" under "Management and Organization":

Effective March 26, 2007, Christopher Darling is the portfolio manager of the South Asia Portfolio. Mr. Darling joined Lloyd George Investment Management (Bermuda) Limited ("Lloyd George") in 2006. Prior to joining Lloyd George, Mr. Darling was an equity sales person at Fox Pitt Kelton in London (2005-2006), an investment consultant (2004) and a portfolio manager at Lombard, Odier, Darier, Hentsch in London (1995-2003).

March 26, 2007	GIPS

EATON VANCE GEATER INDIA FUND Supplement to Statement of Additional Information dated July 7, 2006

The following replaces "Portfolio Manager" under "Investment Advisory and Administrative Services":

Portfolio Manager. The portfolio manager of the Portfolio is Christopher Darling. The portfolio manager manages other investment companies and/or investment accounts in addition to the Portfolio. The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Registered Investment Companies	1	$992	0	$0
Other Pooled Investment Vehicles	5	$876	0	$0
Other Accounts	0	$ 0	0	$0

*In millions of dollars.

Mr. Darling did not beneficially own any shares of the Fund as of the Fund’s most recent fiscal year ended December 31, 2006 nor any shares in all Eaton Vance Funds as of December 31, 2006. Interests in the Portfolio cannot be purchased by a portfolio manager.

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

March 26, 2007